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                                                                    EXHIBIT 10.7


                      AMORPHOUS TECHNOLOGIES INTERNATIONAL

                             1996 STOCK OPTION PLAN

NOTICE: QUALIFIED OPTIONS UNDER THIS PLAN BEAR RESTRICTIONS GOVERNED BY SECTION 422 OF THE INTERNAL REVENUE CODE. PLAN PARTICIPANTS ARE URGED TO READ SECTION 422 AN]) TO UNDERSTAND THE RESTRICTIONS CONTAINED THEREIN. NOT ALL SECTION 422 RESTRICTIONS ARE REFERENCED IN THIS PLAN. PLAN PARTICIPANTS ARE URGED TO CONSULT WITH THEIR TAX AND LEGAL ADVISORS CONCERNING THE NATURE AN]) RESTRICTIONS UPON THE OPTIONS GOVERNED HEREBY.

1.   Purposes.

     (a) the purpose of the Plan is to provide a means by which selected employees, Directors and Consultants of the Company and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Incentive Stock Options and Nonstatutory Stock Options, as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants of the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to Section 3(c), be either Incentive Stock Options and Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a certificate or certificates will be issued for shares purchased on exercise of such Options.

2.   Definitions.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with
Section 3(c) of the Plan.

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     (e) "Company" means Amorphous Technologies International, a California corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee. Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed three (3) months, unless reemployment upon the expiration of such leave is guaranteed by contract, Company policies or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h) "Covered Employee" means the Chief Executive Officer and the four (4) other highest compensated officers of the Company.

     (i) "Director" means a member of the Board.

     (j) "Disinterested Person" means a Director who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity services pursuant to the Plan or any other plan of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i) promulgated under the Exchange Act; or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of the Common Stock of the Company determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAO") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such


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     system or exchange on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) "Option" means a stock option granted pursuant to the Plan.

     (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (t) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), if not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (u) "Participant" means an Employee, Director or Consultant who is granted Options.

     (v) "Plan" means this 1996 Stock Option Plan.


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     (w) "Rule 1 6b-3" means Rule 16b-3 of the Exchange Act or any successor to
Rule 1 6b-3, as in effect when discretion is being exercised with respect to the Plan.

     (x) "Securities Act" means the Securities Act of 1933, as amended.

3.   Administration.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how Options shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option, the provisions of each Option granted (which need not be identical), including the vesting schedule for the Options, and the number of shares underlying such Options to be granted to each such person.

          (ii) To construe and interpret the Plan and Options granted under it, and to establish amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan as provided in Section 12.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or advisable to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act, and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.


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     (d) Any requirement that an administrator of the Plan be a Disinterested
Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 1 6b-3.

4.   Shares Subject to the Plan.

     Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate one million (1,000,000) shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

5.   Eligibility.

     (a) INCENTIVE STOCK OPTIONS MAY BE GRANTED ONLY TO EMPLOYEES. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. THIS SECTION 5(B) SHALL NOT APPLY IF THE BOARD OR COMMITTEE EXPRESSLY DECLARES THAT IT SHALL NOT APPLY.

     (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

6.   Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the

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date the Option is granted. Notwithstanding the foregoing, the exercise price of any Incentive Stock Option granted hereunder to any stockholder possessing at least 10% of the total combined voting power of all classes of stock of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company other shares of Common Stock of the Company (provided that the shares have been held for the period required to avoid a charge to the Company's reported earnings), (iii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by delivering to the Company all or any part of an Option granted under this Plan for a cashless exercise (provided that such cashless exchange will not result in a charge to the Company's reported earnings), or (iv) by tendering any other form of legal consideration that may be acceptable to the Board.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option granted to an Optionee subject to Section 16 of the Exchange Act on the date of grant shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. A Nonstatutory Stock Option granted to an Optionee who is not subject to Section 16 of the Exchange Act on the date of grant may not be transferable except by will or by the laws of descent and distribution, unless otherwise permitted by the Board. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this
Section 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.


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     (f) Termination of Employment or Relationship as a Director or Consultant.
In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.   Cancellation and Regrant of Options.

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan, and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options


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under the Plan and the grant in substitution therefor of new Options under the
Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as described in Section 5(c)) not less than one hundred ten percent (110%) of the Fair Market Value) in the case of an Incentive Stock Option per share of stock on the new grant date.

     (b) Shares subject to an Option cancelled under this Section 7 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 5(d) of the Plan. The repricing of an Option under this Section 7, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 5(d) of the Plan. THE PROVISIONS OF THIS SECTION 7(b) SHALL BE APPLICABLE ONLY TO THE EXTENT REQUIRED BY SECTION 162(m) OF THE CODE.

8.   Covenants of the Company.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock which would be issuable under such outstanding Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Options or any stock issued or issuable pursuant to any such Options. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.   Use of Proceeds from Stock.

     Proceeds from the sale of Common Stock upon exercise of the Options shall constitute general funds of the Company.

10.  Miscellaneous.

     (a) Neither an Optionee nor any person to whom an Option is transferred under Section 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) Nothing in the Plan or any Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or

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shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Options with or without cause.

     (c) TO THE EXTENT THAT THE AGGREGATE FAIR MARKET VALUE (DETERMINED AT THE TIME OF GRANT) OF STOCK WITH RESPECT TO WHICH INCENTIVE STOCK OPTIONS ARE EXERCISABLE FOR THE FIRST TIME BY AN OPTIONEE DURING ANY CALENDAR YEAR UNDER ALL PLANS OF THE COMPANY AND ITS AFFILIATES EXCEEDS ONE HUNDRED THOUSAND DOLLARS ($100,000), THE OPTIONS OR PORTIONS THEREOF WHICH EXCEED SUCH LIMIT (ACCORDING TO THE ORDER IN WHICH THEY WERE GRANTED) SHALL BE TREATED AS NONSTATUTORY STOCK OPTIONS.

     (d) The Company may require any person to whom an Option is granted, or any person to whom an Option is transferred under Section 6(d), as a condition of exercising any Option, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (e) To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may, at the discretion of the Board, satisfy any mandatory federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (1) tendering cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Option provided that such arrangement will not result in a charge to the Company's reported earnings; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company that have been held for the period required to avoid a charge to the Company's reported earnings. The exercise of the Option may be conditioned upon the receipt by the Company of satisfactory evidence of the Participant's satisfaction of any withholding obligations.


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11.  Adjustments Upon Changes in Stock.

     (a) Subject to any required action by stockholders, the number of shares which may be purchased upon the exercise of each outstanding Option shall be proportionately increased or decreased upon the occurrence of any change, increase or decrease in the number and type of issued shares of Common Stock of the Company, without receipt of consideration by the Company, which change results from a stock split, a stock dividend, a merger, consolidation, reorganization, reincorporation, a recapitalization, a combination of shares, change in corporate structure or other like capital adjustment, so that upon the exercise of each Option the holders of such Options shall receive the number and type of securities which the holders would have received had the Options been exercised on the date preceding such change, increase or decrease. In the event of any such adjustment, the exercise price for each share shall be likewise adjusted in inverse proportion to the increase or decrease in the number of shares purchasable.

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options shall be accelerated and the Options terminated if not exercised prior to such event.

12.  Amendment of the Plan.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for Options under the Plan;
     (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
     Section 422 of the Code or to comply with the requirements of Rule 1 6b-3.

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     (b) The Board may in its sole discretion submit any other amendment to the
Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted, and (ii) such person consents in writing.

13.  Termination or Suspension of the Plan.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on July 31, 2006, which shall be within ten
(10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent to the person to whom the Option was granted.

14.  Effective Date of Plan.

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.  Financial Information.

     The Company will provide to each Optionee financial statements of the Company at least annually in accordance with Section 260. 140.46 of Tide 10 of the California Code of Regulations.

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                  AMENDMENT NO. 1 TO LIQUIDMETAL TECHNOLOGIES
                             1996 STOCK OPTION PLAN



     THIS AMENDMENT NO. 1 is made May 21, 2001, to the Liquidmetal Technologies 1996 Stock Option Plan, f/k/a the Amorphous Technologies International 1996 Stock Option Plan (the "Plan"). All capitalized terms not specifically defined in this Amendment shall have the meanings provided to them in the Plan.

     WHEREAS, the Board of Directors and shareholders of the Company have approved an amendment to the Plan increasing the number of shares of Common Stock subject to the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. The first sentence of Section 4 of the Plan is hereby deleted in its entirety and replaced with the following:

          Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate forty million (40,000,000) shares of the Company's Common Stock.

     4. Except to the extent amended hereby, the terms and provisions of the Plan shall remain in full force and effect.

     5. This Amendment was duly adopted by a resolution approved by the Board and by the shareholders of the Company.

     IN WITNESS WHEREOF, this Amendment No. 1 is adopted effective as of the date first written above.


                                     By: /s/ James Kang
                                         ---------------
                                         James Kang, Chief Executive Officer

                         OPTION TO PURCHASE COMMON STOCK
                                       OF
                            LIQUIDMETAL TECHNOLOGIES
                             VOID AFTER
                                        ----------------


         This certifies that __________________ ("HOLDER") is entitled to purchase from Liquidmetal Technologies, a California corporation (the "Corporation"), ____________ (________) shares of Common Stock, of the Corporation (the "SHARES"), subject to the terms and conditions of the Corporation's 1996 Stock Option Plan (the "PLAN") and such additional terms and conditions contained herein. Any conflict between the terms and conditions of the Plan and those contained herein shall be resolved in favor of the Plan. A copy of the Plan is attached hereto as Exhibit A. Capitalized terms not otherwise defined herein shall have such definition as is set forth in the Plan. The number of shares of Common Stock purchasable hereunder may be adjusted upon the occurrence of certain events, as specified in the Plan and as set forth below.

         The options granted hereby are (check one): [X] Qualified [ ] Nonqualified; and are governed by the terms of the Plan concerning such type of options thereunder. IMPORTANT! IF THESE ARE QUALIFIED OPTIONS, YOU ARE URGED TO REVIEW CAREFULLY THE REQUIREMENTS AND RESTRICTIONS OF QUALIFIED OPTIONS UNDER THE PLAN AND SECTION 422 OF THE INTERNAL REVENUE CODE.

The purchase price to be paid for the Shares upon the exercise of all or any portion of this Option shall be _____________ ($_______) per share of Common Stock purchased (the "PURCHASE PRICE").

1.       Exercise of Option: Vesting.

         Holder may exercise this Option at any time until 5:00 P.M., California time on ____________________ (the "Expiration Date"), in accordance with the Vesting Schedule (the "Vesting Schedule") set forth below by delivery to the Corporation, at its principal office, of:

         (a) this Option,

         (b) the Exercise Form attached to this Option, duly executed and specifying the number of Shares of Common Stock to be purchased hereunder, and

         (c) cash or a certified or official bank check payable to the order of the Corporation in the amount of the aggregate Purchase Price for the number of Shares to be purchased.

         Upon receipt thereof, the Corporation shall, as promptly as practicable, and in any event within 30 days thereafter, cause to be executed and delivered to Holder a certificate or certificates for the aggregate number of the Shares issuable upon such exercise. If this Option shall have been exercised only in part of the total number of vested options, the Corporation shall, at the time of delivery of such certificate or certificates, deliver to Holder a new Option evidencing the rights of Holder to purchase the remaining Shares of Common Stock called for by this Option, pursuant to the same terms and conditions and with the same restrictions specified herein, and which new

Option shall be of like tenor to this Option. The Corporation shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates. All shares of Common Stock issuable upon the exercise of this Option will be validly issued, fully paid and nonassessable.

The Options shall vest in accordance with the following Vesting Schedule:

2.       Lost. Stolen. Mutilated or Destroyed Option.

         If this Option is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as the Corporation may in its discretion impose (which shall, in the case of a mutilated Option, include the surrender thereof), issue a new Option of like denomination, tenor and date as this Option.

3.       Restrictions on Transfer: Compliance with Securities Act: Legend
         Condition.

         Neither this Option nor the right to purchase shares of Common Stock upon exercise of this Option may be transferred by Holder in whole or in part except that this Option may be exercised by Holder's conservator, trustee or estate subject to all the terms and conditions set forth herein. To the extent not exercised by Holder on the Expiration Date, this Option and all rights hereunder shall expire and the Option and such rights shall thereupon automatically be cancelled and shall cease to exist. Common Stock issued upon valid exercise of this Option in whole or in part shall not be transferable by Holder other than in accordance with the Securities Act of 1933, as amended (securities Acts), and the rules and regulations promulgated thereunder, together with applicable state securities laws. Certificates evidencing shares of the Common Stock issued upon exercise of this Option shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR RESALE OR RESOLD UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

4.       Notices.

         Any notice or other document required or permitted to be given or delivered to Holder shall be deemed given to him if given to him at the following address:

         Holder:
                ---------------------
                ---------------------
                ---------------------

         Any such notice or other document shall be mailed first-class, postage prepaid, to such address or such other address as shall have been furnished to the Corporation in writing by Holder. Any notice or other document required or permitted to be given or delivered to the Corporation shall be mailed first-class, postage prepaid to the Corporation at its principal executive offices, 25800 Commercentre Drive, Suite 100, Lake Forest, California 92630, Attention: Secretary.

5.       Applicable Law.

         This Option shall be construed and enforced in accordance with and governed by the laws of the State of California.

6.       Headings.

         The headings herein are for convenience only and are not part of this Option and shall not affect the interpretation hereof.

         IN WITNESS WHEREOF, the Corporation has caused this Option to be executed in its name by its duly authorized officers.

Dated:                                          LIQUIDMETAL TECHNOLOGIES,
      --------------                            a California corporation


                                                By:
                                                   -----------------------------

                                  EXERCISE FORM

                   (To be signed only upon exercise of Option)


To                          ;
  -------------------------

         The undersigned, being the holder of the within Option, hereby irrevocably elects to exercise the rights represented by such Option for, and to purchase thereunder, * __________shares of Common Stock of Liquidmetal Technologies (subject to adjustment as provided in such Option) and herewith makes payment of $ __________________therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to _________________________________________ at the following address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

         The undersigned hereby represents and warrants that he is acquiring such shares of Common Stock for his own account, for investment and not with a view to or for resale in connection with the distribution thereof.


Dated:
       -------------            ------------------------------------------------
                                (Signature must conform in all respects to name
                                 of Holder as specified in the within Option)

*Insert here all or such portion of the number of shares specified at the beginning of the within Option with respect to which the Holder desires to exercise his purchase right, without adjustment for any other or additional stock or other securities, property or cash that may be delivered on such exercise.

                             INVESTOR'S CERTIFICATE

                         (complete upon grant of option)

         The undersigned, as a condition to receiving an Option for the purchase of ___________ shares of Common Stock (the Option and the Common Stock issuable upon its conversion referred to collectively herein as the "Securities") of Liquidmetal Technologies (the "Company"), certifies to the Company as follows:

         1. My full name, residence address and business address are as follows:

Name                         Residence Address                 Business Address

-------------------------------------------------------------------------------

         2. I am purchasing the Securities in my own name and for my own account (or for a trust account if I am a trustee), and no other person has any interest in or right with respect to the Securities, nor have I agreed to give any person any such interest or right in the future except as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (If none so, state)

         3. I am acquiring the Securities for investment and not with a view to or for sale in connection with any distribution to the Securities. I recognize that the Securities have not been registered under the Federal Securities Act of 1933 or qualified under the California Corporate Securities Law of 1968, that any disposition of the Securities is subject to restrictions imposed by federal and state law, and that the certificates representing the Securities will bear a restrictive legend. I also recognize that I cannot dispose of the Securities absent registration and qualification, or an available exemption from registration and qualification, and that no undertaking has been made with regard to registering or qualifying the Securities in the future. I understand that the availability of an exemption in the future will depend in part on circumstances outside my control and that I may be required to hold the Securities for a substantial period. I recognize that no public market exists with respect to the Securities and no representation has been made to me that such a public market will exist at a future date. I understand that the California Commissioner of Corporations has made no finding or determination relating to the fairness for investment of the Securities offered by the Company and that the Commissioner has not and will not recommend or endorse the Securities.

         4. I have not seen or received any advertisement or general solicitation with respect to the sale of the Securities.

         5. The total consideration to be paid by me for the Option shall be $________________.

         6. I have a preexisting personal or business relationship with the Company or one or more of its officers, directors or controlling persons more fully described as follows:

                   (Describe relationship. If none, so state.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         7. I believe, by reason of my business or financial experience described below, or by reason of the business or financial experience of my professional advisor named below, who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, that I am capable of evaluating the merits and risks of this investment and of protecting my own interests in connection with this investment.

                    (Describe experience. If none, so state.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If a professional advisor is used, please complete the following:

         I designate ________________________________ (name) as my professional advisor with regard to my investment in the Securities. I understand that this professional advisor is unaffiliated with and will not be compensated by the Company or any affiliate or selling agent of the Company.

Occupation and business address of professional advisor:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Describe business or financial experience of professional advisor:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         8. I acknowledge that during the course of this transaction and before purchasing the Securities I have been provided with financial and other written information about the Company and the terms and conditions of the offering. I have been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Securities, and my investment that I felt necessary, and to the extent I availed myself of that opportunity, I have received satisfactory information and answers. If I requested any additional information that the Company possessed or could acquire without unreasonable effort to expense and that was necessary to verify the accuracy of the financial and other written information furnished to me by the Company, that additional information was provided to me and was satisfactory. In reaching the decision to invest in the Securities, I have carefully evaluated my financial resources and investment position and the risks associated with this investment, and I acknowledge that I am able to bear the economic risks of this investment. By electing to participate in this investment I realize I may lose my entire investment. I further acknowledge that my financial condition is such that I am not under any present necessity or constraint to dispose of the Securities to satisfy any existing or contemplated debt or undertaking.

         9. Before purchasing the Securities, I received a brief description in writing of any written information concerning the offering that had been provided by the Company to any other prospective purchaser of the Securities, and that notice, if received by me, included information as to how I might request that the written information also be provided to me. If I requested in writing that the information be furnished me, it was furnished before my purchase of the Securities.


Dated:
       -------------------                  -----------------------------------
                                            [Signature]

                                            -----------------------------------
                                            [Please Print Name]